SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 4, 1999
(Date of earliest event reported)

Commission File No. 333-48053



                          EQCC Receivables Corporation
                          EQCC Asset Backed Corporation
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                                                         59-3170055
       Delaware                                          59-3170052
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

10401 Deerwood Park Boulevard
Jacksonville, Florida                                       32256
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(Address of principal executive offices)                  (Zip Code)



                                 (904) 987-5000
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              (Registrant's Telephone Number, including area code)



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              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events
-------  ------------

Documents incorporated by Reference

The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for each of the years in the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1998, and for periods ended September 30, 1998 and September 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1998 (which was filed with the Securities and Exchange Commission on November 13, 1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement of the registrants (Registration No. 333-48053) and (iii) the Prospectus Supplement and Prospectus, each dated March 4, 1999, relating to EQCC Home Equity Loan Asset Backed Certificates, Series 1999-1, and shall be deemed to be part hereof and thereof.


Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------                                          -----------
(EX-23)                                              Consent of KPMG LLP,
                                                     independent auditors of
                                                     Ambac Assurance
                                                     Corporation

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                               EQCC RECEIVABLES CORPORATION

March 4, 1999

                                               By:     /s/ Lenore Hanapel
                                                       -------------------------
                                               Name:   Lenore Hanapel
                                               Title:  Senior Vice President



                                               EQCC ASSET BACKED CORPORATION

March 4, 1999

                                               By:     /s/ Lenore Hanapel
                                                       -------------------------
                                               Name:   Lenore Hanapel
                                               Title:  Senior Vice President

                                INDEX TO EXHIBITS




                                                                 Paper (P) or
Exhibit No.                        Description                   Electronic (E)
-----------                        -----------                   --------------

(EX-23)                  Consent of KPMG LLP,                    E
                         independent auditors of Ambac
                         Assurance Corporation